                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                        CHAPTER 11

IN RE: ENRON CORP.,     CASE NOS. 01-16033 THROUGH 01-16046, 01-16048, 01-16076,
ET AL., DEBTORS         01-16078, 01-16080, 01-16109 THROUGH 01-16111, 01-16280,
                        01-16319, 01-16428 THROUGH 01-16431, 01-16467, 01-16483,
                        02-10007, 02-10038, 02-10059 THROUGH 02-10061, 02-10132,
                        02-10232, 02-10252, 02-10346, 02-10464, 02-10613,
                        02-10632, 02-10743, 02-10747, 02-10748, 02-10751,
                        02-10755, 02-10757, 02-10760, 02-10761, 02-10764,
                        02-10766, 02-10939, 02-11123, 02-11239, 02-11242,
                        02-11267, 02-11268, 02-11272, 02-11824, 02-11884,
                        02-12104, 02-12105, 02-12106, 02-12347, 02-12398,
                        02-12400, 02-12402, 02-12403, 02-12902, 02-13702,
                        02-13723, 02-14046, 02-14632, 02-14885, 02-14977,
                        02-15716, 02-16441, 02-16492, 03-10106, 03-10673,
                        03-10676, 03-10678, 03-10681, 03-10682, 03-11364,
                        03-11369, 03-11371, 03-11373, 03-11374, 03-12088,
                        03-13151, 03-13154 THROUGH 03-13160, 03-13234 THROUGH
                        03-13241, 03-13259, 03-13446, 03-13447, 03-13451,
                        03-13453, 03-13454, 03-13457, 03-13459 THROUGH 03-13463,
                        03-13465, 03-13467, 03-13468, 03-13469, 03-13489,
                        03-13500, 03-13502, 03-13644, 03-13647, 03-13649,
                        03-13862, 03-13877 THROUGH 03-13885, 03-13915, 03-13918,
                        03-13919, 03-13920, 03-13926, 03-13930, 03-13949,
                        03-13950, 03-13952, 03-13953, 03-13957, 03-14053,
                        03-14054, 03-14065, 03-14067, 03-14068, 03-14069,
                        03-14070, 03-14126, 03-14130, 03-14131, 03-14175,
                        03-14176, 03-14177, 03-14178, 03-14185, 03-14223 THROUGH
                        03-14232, 03-14539, 03-14540, 03-14862, 03-14871,
                        03-16566, 03-16882

                        (JOINTLY ADMINISTERED)

                         MONTHLY OPERATING STATEMENT FOR
                          THE MONTH ENDED MAY 31, 2004

DEBTORS' ADDRESS:           Enron Corp. et al.
                            1221 Lamar #1600
                            Houston, TX 77010-1221

DEBTORS' ATTORNEY:          Weil, Gotshal & Manges LLP
                            767 Fifth Avenue
                            New York, NY 10153

REPORT PREPARER:            Enron Corp. et al.

                     THIS OPERATING STATEMENT MUST BE SIGNED
                       BY A REPRESENTATIVE OF THE DEBTORS

      The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

      The undersigned also verifies that, to the best of my knowledge, all insurance policies of the Debtors have been paid currently.

DATE: October 12, 2004                        By:    /s/ K.Wade Cline
                                                     ----------------
                                              Name:  K. Wade Cline
                                              Title: Managing Director and
                                                     Assistant General Counsel

                                EXPLANATORY NOTES

BASIS OF PRESENTATION OF MONTHLY OPERATING REPORT FOR MAY 2004

Beginning on December 2, 2001 (the original petition date), Enron Corp. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Additional subsidiaries of the Company have continued to file since that time. The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business.

The Company cautions readers not to place undue reliance upon the information contained in this monthly operating report (the "Operating Report"). This Operating Report contains unaudited information, and does not present a balance sheet of the Company. The information is subject to further review and potential adjustment and may not be indicative of the Company's financial condition or operating results that would be reflected in the Company's consolidated financial statements. There can be no assurance that this Operating Report is complete. Information is presented only for the Debtors that have filed through May 2004 and therefore does not include all entities that would be included with the Company's consolidation. Moreover, the Company undertakes no obligation to update or revise the Operating Report.

The following analyses are included:

Table 1 -- Cash Activity Rollforward

- Represents cash activity for each debtor, including payments and receipts made by Enron affiliates on behalf of the debtors. Beginning balance reflects cash as of the previous month-end, regardless of the Debtors' filing dates. The ending balance reflects checks that were written but have not cleared the bank.

Table 2 -- Tax Rollforward (Non-Payroll)

- Includes all taxes payable (net of tax refunds receivable) except those related to payroll. Note that the debtors accrue non-unitary state income taxes monthly. Federal and unitary state taxes related to debtors and most non-debtors in the Enron Corp. consolidated tax group are accrued monthly on Enron Corp. The following non-debtors included in the Enron Corp. consolidated tax group accrue federal and state income taxes monthly and are currently transferring their federal and unitary state income tax accruals to Enron Corp. under written tax sharing agreements: Transwestern Pipeline Company, Portland General Electric Company and subsidiaries, Northern Plains Natural Gas Company, Transwestern Holding Company, Inc., CrossCountry Energy Corp., CrossCountry Citrus Corp., Pan Border Gas Company and NBP Services Corporation.

Table 3 -- Post-Petition Payables Aging - Non-Commodity

- Includes all post-petition payables except those related to commodity trading. The "other" column represents the amount of the 20% holdback of professional fees related to billings of certain professionals. Payment of this amount will be subject to approval by the bankruptcy court.

Table 4 -- Receivables Aging - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table 2. The "other" column represents unbilled receivables, notes receivable, allowance for doubtful accounts and other accounts that have not been aged.

Table 5 -- Receivables Rollforward - Non-Commodity

- Includes all trade and other receivables except those related to commodity trading included in Table 6 and tax refunds included in Table 2. The "other" column represents unbilled receivables and other adjustments.

Table 6 -- Commodity Receivables and Payables

- Represents receivables and pre- and post-petition payables related to commodity trading. Certain of these receivables may be subject to a right of offset against liabilities to the applicable counterparty. Amounts reflect receivables and payables from commodity activities for which the applicable debtor entities continue to perform, after netting (offsetting) assets and liabilities related to domestic wholesale trading activities with third parties.

Table 7 -- Asset Dispositions

- Includes asset sales closed during the period, including those made by non-debtor entities, except normal course sales of inventory. Also excludes settlements and sales of wholesale and retail trading and service contracts. Asset sales by unconsolidated affiliates are footnoted. Current management of the Company makes no representation as to the accuracy of the book value of the assets sold. Additionally, the proceeds reported may change as a result of the resolution of ongoing purchase price adjustment disputes with respect to certain of the asset dispositions.

                                                                         Table 1

                                  Enron Debtors
                            Cash Activity Rollforward
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                                                            Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party    3rd Party         Net      Restricted    Ending
              Debtor Company                  Case No.   Balance   Receipts   Disbursements  Intercompany     Cash     Balance (c)
-------------------------------------------   --------  ---------  ---------  -------------  ------------  ----------  -----------
Enron Metals & Commodity Corp.                01-16033  $       3       -     $          -   $         -   $       -   $         3
Enron Corp.                                   01-16034         64     186             (128)          (36)          -            86
Enron North America Corp.                     01-16035        781       2                -             4           -           787
Enron Power Marketing, Inc.                   01-16036        306       7                -            (3)          -           310
PBOG Corp.                                    01-16037          -       -                -             -           -             -
Smith Street Land Company                     01-16038          -       -                -             -           -             -
Enron Broadband Services, Inc.                01-16039          1       -                -             -           -             1
Enron Energy Services Operations, Inc.        01-16040         44       9                -             3          (2)           54
Enron Energy Marketing Corp.                  01-16041          3       -                -             -           -             3
Enron Energy Services, Inc.                   01-16042        281       5                -             -           -           286
Enron Energy Services, LLC                    01-16043          -       -                -             -           -             -
Enron Transportation Services Company         01-16044         21       -                -             -           -            21
BAM Leasing Company                           01-16045          -       -                -             -           -             -
ENA Asset Holdings, L.P.                      01-16046          1       -                -             -           -             1
Enron Gas Liquids, Inc.                       01-16048          5       -                -             -           -             5
Enron Global Markets LLC                      01-16076          -       -                -             -           -             -
Enron Net Works L.L.C.                        01-16078          -       1               (1)            -           -             -
Enron Industrial Markets LLC                  01-16080          -       -                -             -           -             -
Operational Energy Corp.                      01-16109          -       -                -             -           -             -
Enron Engineering & Construction Co.          01-16110          5       -                -             -           -             5
Enron Engineering & Operational
 Services Co.                                 01-16111          -       -                -             -           -             -
Garden State Paper Company LLC                01-16280          8       -                -             -           -             8
Palm Beach Development Company, L.L.C.        01-16319          -       -                -             -           -             -
Tenant Services, Inc.                         01-16428          -       -                -             -           -             -
Enron Energy Information
 Solutions, Inc.                              01-16429          -       -                -             -           -             -
EESO Merchant Investments, Inc.               01-16430          -       -                -             -           -             -
Enron Federal Solutions, Inc.                 01-16431          -       -                -             -           -             -
Enron Freight Markets Corp.                   01-16467          -       -                -             -           -             -
Enron Broadband Services, L.P.                01-16483          -       -                -             -           -             -
Enron Energy Services North America, Inc.     02-10007          -       -                -             -           -             -
Enron LNG Marketing LLC                       02-10038          -       -                -             -           -             -
Calypso Pipeline, LLC                         02-10059          -       -                -             -           -             -
Enron Global LNG LLC                          02-10060          -       -                -             -           -             -
Enron International Fuel Management Company   02-10061          -       -                -             -           -             -
Enron Natural Gas Marketing Corp.             02-10132          -       -                -             -           -             -
ENA Upstream Company LLC                      02-10232          1       -                -             -           -             1
Enron Liquid Fuels, Inc.                      02-10252         14       -                -             -           -            14
Enron LNG Shipping Company                    02-10346          3       -                -             -           -             3
Enron Property & Services Corp.               02-10464          -       -               (1)            1           -             -
Enron Capital & Trade Resources
 International Corp.                          02-10613          -       -                -             -           -             -
Enron Communication Leasing Corp.             02-10632          -       -                -             -           -             -
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                           Continued on the next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                                                            Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party    3rd Party         Net      Restricted    Ending
              Debtor Company                  Case No.   Balance   Receipts   Disbursements  Intercompany     Cash     Balance (c)
-------------------------------------------   --------  ---------  ---------  -------------  ------------  ----------  -----------
Intratex Gas Company                          02-10939       -         -            -              -           -            -
Enron Processing Properties, Inc.             02-11123       -         -            -              -           -            -
Enron Methanol Company                        02-11239       -         -            -              -           -            -
Enron Ventures Corp.                          02-11242       -         -            -              -           -            -
Enron Mauritius Company                       02-11267       -         -            -              -           -            -
Enron India Holding Ltd.                      02-11268       -         -            -              -           -            -
Offshore Power Production C.V.                02-11272       -         -            -              -           -            -
The New Energy Trading Company                02-11824       4         -            -              -           -            4
EES Service Holdings, Inc                     02-11884       -         -            -              -           -            -
Enron Wind Development LLC
 (formerly Enron Wind
 Development Corp.) (a)                       02-12104
ZWHC, LLC (a)                                 02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                  02-12106
Enron Reserve Acquisition Corp.               02-12347      43         1            -              -           -           44
EPC Estate Services, Inc.
 (formerly National Energy
 Production Corp.) (a)                        02-12398
Enron Power & Industrial Construction (a)     02-12400
NEPCO Power Procurement Co. (a)               02-12402
NEPCO Services International, Inc. (a)        02-12403
San Juan Gas Company, Inc.                    02-12902       1         -            -              1           -            2
EBF, LLC                                      02-13702       -         -            -              -           -            -
Zond Minnesota Construction Co. LLC (a)       02-13723
Enron Fuels International, Inc.               02-14046       -         -            -              -           -            -
E Power Holdings Corp.                        02-14632       -         -            -              -           -            -
EFS Construction Management Services, Inc.    02-14885       -         -            -              -           -            -
Enron Management Inc.                         02-14977       -         -            -              -           -            -
Enron Expat Services, Inc.                    02-15716       -         -            -              1           -            1
Artemis Associates, LLC                       02-16441       -         -            -              -           -            -
Clinton Energy Management Services, Inc.      02-16492       9         -            -              -           -            9
LINGTEC Constructors, L.P.                    03-10106       -         -            -              -           -            -
EGS New Ventures Group                        03-10673       -         -            -              -           -            -
Louisiana Gas Marketing Company               03-10676       -         -            -              -           -            -
Louisiana Resources Company                   03-10678       -         -            -              -           -            -
LGMI, Inc.                                    03-10681       -         -            -              -           -            -
LRCI, Inc.                                    03-10682       5         -            -              -           -            5
Enron Communications Group, Inc.              03-11364       -         -            -              -           -            -
EnRock Management, LLC                        03-11369       -         -            -              -           -            -
ECI-Texas, L.P.                               03-11371       -         -            -              -           -            -
EnRock, L.P.                                  03-11373       -         -            -              -           -            -
ECI-Nevada Corp.                              03-11374       -         -            -              -           -            -
Enron Alligator Alley Pipeline Company        03-12088       -         -            -              -           -            -
Enron Wind Storm Lake I LLC (a)               03-13151
ECT Merchant Investments Corp.                03-13154       6         -            -              1           -            7
EnronOnline, LLC                              03-13155       -         -            -              -           -            -
St. Charles Development Company LLC           03-13156       -         -            -              -           -            -
Calcasieu Development Company LLC             03-13157       -         -            -              -           -            -
Calvert City Power I, LLC                     03-13158       -         -            -              -           -            -
Enron ACS, Inc.                               03-13159       -         -            -              -           -            -
LOA, Inc.                                     03-13160       -         -            -              -           -            -
Enron India LLC                               03-13234       -         -            -              -           -            -
Enron International Inc.                      03-13235       -         -            -              -           -            -
Enron International Holdings Corp.            03-13236       -         -            -              -           -            -
Enron Middle East LLC                         03-13237       -         -            -              -           -            -
Enron WarpSpeed Services, Inc.                03-13238       -         -            -              -           -            -
Modulus Technologies, Inc.                    03-13239       -         -            -              -           -            -
Enron Telecommunications, Inc.                03-13240       -         -            -              -           -            -
DataSystems Group, Inc.                       03-13241       -         -            -              -           -            -
Risk Management & Trading Corp.               03-13259       1         -            -             (1)          -            -
Omicron Enterprises, Inc.                     03-13446       -         -            -              -           -            -

                           Continued on the next page

                                                                         Table 1
                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                                                            Transfer
                                                                                                           (to)/from
                                                        Beginning  3rd Party    3rd Party         Net      Restricted    Ending
Debtor Company                                Case No.   Balance    Receipts  Disbursements  Intercompany     Cash     Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                   03-13447      79         -             -             1           -          80
EFS II, Inc.                                  03-13451       -         -             -             -           -           -
EFS III, Inc.                                 03-13453       -         -             -             -           -           -
EFS V, Inc.                                   03-13454       -         -             -             -           -           -
EFS VI, Inc.                                  03-13457       -         -             -             -           -           -
EFS VII, Inc.                                 03-13459       -         -             -             -           -           -
EFS IX, Inc.                                  03-13460       -         -             -             -           -           -
EFS X, Inc.                                   03-13461       -         -             -             -           -           -
EFS XI, Inc.                                  03-13462       -         -             -             -           -           -
EFS XII, Inc.                                 03-13463       -         -             -             -           -           -
EFS XV, Inc.                                  03-13465       -         -             -             -           -           -
EFS XVII, Inc.                                03-13467       -         -             -             -           -           -
Jovinole Associates                           03-13468       -         -             -             -           -           -
EFS Holdings, Inc.                            03-13469       -         -             -             -           -           -
Enron Operations Services Corp.               03-13489      31         -             -             -           -          31
Green Power Partners I, LLC (a)               03-13500
TLS Investors, LLC                            03-13502       -         -             -             -           -           -
ECT Securities Limited Partnership            03-13644       3         -             -             -           -           3
ECT Securities LP Corp.                       03-13647       -         -             -             -           -           -
ECT Securities GP Corp.                       03-13649       -         -             -             -           -           -
KUCC Cleburne, LLC                            03-13862       -         -             -             -           -           -
Enron International Asset Management Corp.    03-13877       -         -             -             -           -           -
Enron Brazil Power Holdings XI Ltd.           03-13878       -         -             -             -           -           -
Enron Holding Company, L.L.C.                 03-13879       -         -             -             -           -           -
Enron Development Management, Ltd.            03-13880       -         -             -             -           -           -
Enron International Korea Holdings Corp.      03-13881       -         -             -             -           -           -
Enron Caribe VI Holdings Ltd.                 03-13882       -         -             -             -           -           -
Enron International Asia Corp.                03-13883       -         -             -             -           -           -
Enron Brazil Power Investments XI Ltd.        03-13884       -         -             -             -           -           -
Paulista Electrical Distribution, L.L.C.      03-13885       -         -             -             -           -           -
Enron Pipeline Construction Services Company  03-13915       -         -             -             -           -           -
Enron Pipeline Services Company               03-13918       -         -             -             -           -           -
Enron Trailblazer Pipeline Company            03-13919       -         -             -             -           -           -
Enron Liquid Services Corp.                   03-13920       -         -             -             -           -           -
Enron Machine and Mechanical Services, Inc.   03-13926       -         -             -             -           -           -
Enron Commercial Finance Ltd.                 03-13930       -         -             -             -           -           -
Enron Permian Gathering, Inc.                 03-13949       -         -             -             -           -           -
Transwestern Gathering Company                03-13950       -         -             -             -           -           -
Enron Gathering Company                       03-13952       -         -             -             -           -           -
EGP Fuels Company                             03-13953       -         -             -             -           -           -
Enron Asset Management Resources, Inc.        03-13957       -         -             -             -           -           -
Enron Brazil Power Holdings I Ltd.            03-14053       4         -             -             -           -           4
Enron do Brazil Holdings Ltd.                 03-14054       -         -             -             -           -           -
Enron Wind Storm Lake II LLC (a)              03-14065
Enron Renewable Energy Corp. (a)              03-14067
Enron Acquisition III Corp.                   03-14068       -         -             -             -           -           -
Enron Wind Lake Benton LLC (a)                03-14069
Superior Construction Company                 03-14070       -         -             -             -           -           -
EFS IV, Inc.                                  03-14126       -         -             -             -           -           -
EFS VIII, Inc.                                03-14130       -         -             -             -           -           -
EFS XIII, Inc.                                03-14131       -         -             -             -           -           -
Enron Credit Inc.                             03-14175       2         -             -             -           -           2
Enron Power Corp.                             03-14176      13         -             -            (1)          -          12
Richmond Power Enterprise, L.P.               03-14177       -         -             -             -           -           -
ECT Strategic Value Corp.                     03-14178       -         -             -             -           -           -
Enron Development Funding Ltd.                03-14185      82         -             -            10           -          92
Atlantic Commercial Finance, Inc.             03-14223       3         -             -             2           -           5
The Protane Corporation                       03-14224       6         -             -             -           -           6

                             Continued on next page

                                                                         Table 1

                                  Enron Debtors
                      Cash Activity Rollforward - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                                                         Transfer
                                                                                                         (to)/from
                                                    Beginning   3rd Party    3rd Party         Net       Restricted       Ending
Debtor Company                            Case No.   Balance     Receipts  Disbursements  Intercompany      Cash        Balance (c)
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC    03-14225         2           1            -            (1)           -              2
Enron Development Corp.                  03-14226         2           -            -             1            -              3
ET Power 3 LLC                           03-14227         -           -            -             -            -              -
Nowa Sarzyna Holding B.V.                03-14228         -           -            -             -            -              -
Enron South America LLC                  03-14229        13           -            -             -            -             13
Enron Global Power & Pipelines LLC       03-14230         -           -            -             -            -              -
Portland General Holdings, Inc.          03-14231         2           -            -             -            -              2
Portland Transition Company, Inc.        03-14232         -           -            -             -            -              -
Cabazon Power Partners LLC (a)           03-14539
Cabazon Holdings LLC (a)                 03-14540
Enron Caribbean Basin LLC                03-14862         9           1            -            (1)           -              9
Victory Garden Power Partners I LLC (a)  03-14871
Oswego Cogen Company, LLC                03-16566        15           -            -             -            -             15
Enron Equipment Procurement Company      03-16882         1           -            -             -            -              1
                                                     -------------------------------------------------------------------------

Combined Debtor Entities                             $1,877       $ 213       $ (130)        $ (18)        $ (2)        $1,940
                                                     =========================================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

(c) In addition to the cash ending balance, the debtor companies listed below have restricted cash balances and proceeds held in escrow, primarily related to asset dispositions, as follows (in millions):

Enron Metals & Commodity Corp.                                            $   24
Enron Corp.                                                                  599
Enron North America Corp.                                                  1,157
Enron Power Marketing, Inc.                                                  532
Smith Street Land Company                                                     87
Enron Broadband Services, Inc.                                               128
Enron Energy Services Operations, Inc.                                        58
Enron Energy Marketing Corp.                                                   8
Enron Energy Services, Inc.                                                  262
Enron Gas Liquids, Inc.                                                       11
Enron Net Works LLC                                                            4
Enron Energy Information Solutions, Inc.                                       2
EESO Merchant Investments, Inc.                                                4
Enron Broadband Services, LP                                                   2
Enron LNG Marketing LLC                                                       31
Calypso Pipeline, LLC                                                          4
ENA Upstream Company, LLC                                                      5
Enron Liquid Fuels, Inc.                                                       1
Enron LNG Shipping Company                                                    24
Enron Methanol Company                                                         5
Enron Reserve Acquisition Corp.                                               18
San Juan Gas Company                                                           2
EBF, LLC                                                                       8
Enron Fuels International, Inc.                                                1
E Power Holdings Corp.                                                         2
Clinton Energy Management Svcs                                                 5
ECT Merchant Investments Corp.                                                 3
Enron do Brazil Holdings Ltd.                                                  1
Enron  Power Corp.                                                             1
The Protane Corporation                                                        5
Enron South America LLC                                                        6
Enron Equipment Procurement Company                                           13
                                                                          ------
Combined Debtor Entities                                                  $3,013
                                                                          ======

                                                                         Table 2

                                  Enron Debtors
                          Tax Rollforward (Non-Payroll)
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                Beginning                             (Payments)      Ending
Debtor Company                                       Case No.    Balance   Accruals  Intercompany      Refunds        Balance
-----------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                       01-16033   $     -    $     -    $        -       $     -        $    -
Enron Corp.                                          01-16034         7        220          (213)            -            14
Enron North America Corp.                            01-16035        10          -             -             -            10
Enron Power Marketing, Inc.                          01-16036         1          -             -             -             1
PBOG Corp.                                           01-16037         -          -             -             -             -
Smith Street Land Company                            01-16038         -          -             -             -             -
Enron Broadband Services, Inc.                       01-16039        (2)         -             -             -            (2)
Enron Energy Services Operations, Inc.               01-16040         -          -             -             -             -
Enron Energy Marketing Corp.                         01-16041        (1)         -             -             -            (1)
Enron Energy Services, Inc.                          01-16042        11          -             -             -            11
Enron Energy Services, LLC                           01-16043         -          -             -             -             -
Enron Transportation Services Company                01-16044         -          -             -             -             -
BAM Leasing Company                                  01-16045         -          -             -             -             -
ENA Asset Holdings, L.P.                             01-16046         -          -             -             -             -
Enron Gas Liquids, Inc.                              01-16048         -          -             -             -             -
Enron Global Markets LLC                             01-16076         -          -             -             -             -
Enron Net Works L.L.C.                               01-16078         -          -             -             -             -
Enron Industrial Markets LLC                         01-16080         -          -             -             -             -
Operational Energy Corp.                             01-16109         -                        -             -             -
Enron Engineering & Construction Co.                 01-16110         -          -             -             -             -
Enron Engineering & Operational Services Co.         01-16111         -          -             -             -             -
Garden State Paper Company LLC                       01-16280         -          -             -             -             -
Palm Beach Development Company, L.L.C.               01-16319         -          -             -             -             -
Tenant Services, Inc.                                01-16428         -          -             -             -             -
Enron Energy Information Solutions, Inc.             01-16429         -          -             -             -             -
EESO Merchant Investments, Inc.                      01-16430         -          -             -             -             -
Enron Federal Solutions, Inc.                        01-16431         -          -             -             -             -
Enron Freight Markets Corp.                          01-16467         -          -             -             -             -
Enron Broadband Services, L.P.                       01-16483         -          -             -             -             -
Enron Energy Services North America, Inc.            02-10007         -          -             -             -             -
Enron LNG Marketing LLC                              02-10038         -          -             -             -             -
Calypso Pipeline, LLC                                02-10059         -          -             -             -             -
Enron Global LNG LLC                                 02-10060         -          -             -             -             -
Enron International Fuel Management Company          02-10061         -          -             -             -             -
Enron Natural Gas Marketing Corp.                    02-10132         -          -             -             -             -
ENA Upstream Company LLC                             02-10232         -          -             -             -             -
Enron Liquid Fuels, Inc.                             02-10252        (1)         -             -             -            (1)
Enron LNG Shipping Company                           02-10346         -          -             -             -             -
Enron Property & Services Corp.                      02-10464         1          -             -             -             1
Enron Capital & Trade Resources International Corp.  02-10613        (1)         -             -             -            (1)
Enron Communication Leasing Corp.                    02-10632         4          -             -             -             4
Enron Wind Corp. (b)                                 02-10743
Enron Wind Systems, Inc. (b)                         02-10747
Enron Wind Energy Systems Corp. (b)                  02-10748
Enron Wind Maintenance Corp. (b)                     02-10751
Enron Wind Constructors Corp. (b)                    02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)               02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)              02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)             02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)              02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)               02-10766

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                             Beginning                               (Payments)    Ending
Debtor Company                                     Case No.   Balance   Accruals   Intercompany       Refunds      Balance
--------------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                              02-10939       -          -            -                -           -
Enron Processing Properties, Inc.                 02-11123       -          -            -                -           -
Enron  Methanol Company                           02-11239       1          -            -                -           1
Enron Ventures Corp.                              02-11242       -          -            -                -           -
Enron Mauritius Company                           02-11267       -          -            -                -           -
Enron India Holding Ltd.                          02-11268       -          -            -                -           -
Offshore Power Production C.V.                    02-11272       -          -            -                -           -
The New Energy Trading Company                    02-11824       -          -            -                -           -
EES Service Holdings Inc.                         02-11884       -          -            -                -           -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)      02-12104
ZWHC, LLC (a)                                     02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                      02-12106
Enron Reserve Acquisition Corp.                   02-12347       -          -            -                -           -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)  02-12398
Enron Power & Industrial Construction (a)         02-12400
NEPCO Power Procurement Co. (a)                   02-12402
NEPCO Services International, Inc. (a)            02-12403
San Juan Gas Company, Inc.                        02-12902       -          -            -                -           -
EBF, LLC                                          02-13702       -          -            -                -           -
Zond Minnesota Construction Company LLC (a)       02-13723
Enron Fuels International, Inc.                   02-14046       -          -            -                -           -
E Power Holdings Corp.                            02-14632       -          -            -                -           -
EFS Construction Management Services, Inc.        02-14885       -          -            -                -           -
Enron Management Inc.                             02-14977       -          -            -                -           -
Enron Expat Services, Inc.                        02-15716       -          -            -                -           -
Artemis Associates, LLC                           02-16441       -          -            -                -           -
Clinton Energy Management Services, Inc.          02-16492       -          -            -                -           -
LINGTEC Constructors, L.P.                        03-10106     (10)         -            -                -         (10)
EGS New Ventures Corp.                            03-10673       -          -            -                -           -
Louisiana Gas Marketing Company                   03-10676       -          -            -                -           -
Louisiana Resources Company                       03-10678       -          -            -                -           -
LGMI, Inc.                                        03-10681       1          -            -                -           1
LRCI, Inc.                                        03-10682       1          -            -                -           1
Enron Communications Group, Inc.                  03-11364       -          -            -                -           -
EnRock Management, LLC                            03-11369       -          -            -                -           -
ECI-Texas, L.P.                                   03-11371      (2)         -            -                -          (2)
EnRock, L..P.                                     03-11373       -          -            -                -           -
ECI-Nevada Corp.                                  03-11374       -          -            -                -           -
Enron Alligator Alley Pipeline Company            03-12088       -          -            -                -           -
Enron Wind Storm Lake I LLC (a)                   03-13151
ECT Merchant Investments corp.                    03-13154       -          -            -                -           -
EnronOnline, LLC                                  03-13155       -          -            -                -           -
St. Charles Development Company, LLC              03-13156       -          -            -                -           -
Calcasieu Development Company                     03-13157       -          -            -                -           -
Calvert City Power I, LLC                         03-13158       -          -            -                -           -
Enron ACS, Inc.                                   03-13159       -          -            -                -           -
LOA, Inc.                                         03-13160       -          -            -                -           -
Enron India LLC                                   03-13234       -          -            -                -           -
Enron International Inc.                          03-13235       -          -            -                -           -
Enron International Holdings                      03-13236       -          -            -                -           -
Enron Middle East LLC                             03-13237       -          -            -                -           -
Enron WarpSpeed Services, Inc.                    03-13238       -          -            -                -           -
Modulus Technologies, Inc.                        03-13239       -          -            -                -           -
Enron Telecommunications, Inc.                    03-13240       -          -            -                -           -
DataSystems Group, Inc.                           03-13241       -          -            -                -           -
Risk Management & Trading Corp.                   03-13259       -          -            -                -           -
Omnicron Enterprises, Inc.                        03-13446       -          -            -                -           -

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                 Beginning                                      (Payments)   Ending
Debtor Company                                  Case No.          Balance       Accruals        Intercompany      Refunds    Balance
------------------------------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                     03-13447             -              -                 -              -          -
EFS II, Inc.                                    03-13451             -              -                 -              -          -
EFS III, Inc.                                   03-13453             -              -                 -              -          -
EFS V, Inc.                                     03-13454             -              -                 -              -          -
EFS VI, Inc.                                    03-13457             -              -                 -              -          -
EFS VII, Inc.                                   03-13459             -              -                 -              -          -
EFS IX, Inc.                                    03-13460             -              -                 -              -          -
EFS X, Inc.                                     03-13461             -              -                 -              -          -
EFS XI, Inc.                                    03-13462             -              -                 -              -          -
EFS XII, Inc.                                   03-13463             -              -                 -              -          -
EFS XV, Inc.                                    03-13465             -              -                 -              -          -
EFS XVII, Inc.                                  03-13467             -              -                 -              -          -
Jovinole Associates                             03-13468             -              -                 -              -          -
EFS Holdings, Inc.                              03-13469             -              -                 -              -          -
Enron Operations Services Corp.                 03-13489             -              -                 -              -          -
Green Power Partners I LLC (a)                  03-13500
TLS Investors, LLC                              03-13502             -              -                 -              -          -
ECT Securities Limited Partnership              03-13644             -              -                 -              -          -
ECT Securities LP Corp.                         03-13647             -              -                 -              -          -
ECT Securities GP Corp.                         03-13649             -              -                 -              -          -
KUCC Cleburne, LLC                              03-13862             -              -                 -              -          -
Enron International Asset Management Corp.      03-13877             -              -                 -              -          -
Enron Brazil Power Holdings XI Ltd.             03-13878             -              -                 -              -          -
Enron Holding Company L.L.C.                    03-13879             -              -                 -              -          -
Enron Development Management Ltd.               03-13880             -              -                 -              -          -
Enron International Korea Holdings Corp.        03-13881             -              -                 -              -          -
Enron Caribe VI Holdings Ltd.                   03-13882             -              -                 -              -          -
Enron International Asia Corp.                  03-13883             -              -                 -              -          -
Enron Brazil Power Investments XI Ltd.          03-13884             -              -                 -              -          -
Paulista Electrical Distribution, L.L.C.        03-13885             -              -                 -              -          -
Enron Pipeline Construction Services Company    03-13915             -              -                 -              -          -
Enron Pipeline Services Company                 03-13918             1              -                 -              -          1
Enron Trailblazer Pipeline Company              03-13919             -              -                 -              -          -
Enron Liquid Services Corp.                     03-13920             -              -                 -              -          -
Enron Machine and Mechanical Services, Inc.     03-13926             -              -                 -              -          -
Enron Commercial Finance Ltd.                   03-13930             -              -                 -              -          -
Enron Permian Gathering Inc.                    03-13949             -              -                 -              -          -
Transwestern Gathering Company                  03-13950             -              -                 -              -          -
Enron Gathering Company                         03-13952             -              -                 -              -          -
EGP Fuels Company                               03-13953             -              -                 -              -          -
Enron Asset Management Resources, Inc.          03-13957             -              -                 -              -          -
Enron Brazil Power Holdings, I Ltd.             03-14053             -              -                 -              -          -
Enron do Brazil Holdings, Ltd.                  03-14054             -              -                 -              -          -
Enron Wind Storm Lake II LLC (a)                03-14065
Enron Renewable Energy Corp. (a)                03-14067
Enron Acquisition III Corp.                     03-14068             -              -                 -              -          -
Enron Wind Lake Benton LLC (a)                  03-14069
Superior Construction Company                   03-14070             -              -                 -              -          -
EFS IV, Inc.                                    03-14126             -              -                 -              -          -
EFS VIII, Inc.                                  03-14130             -              -                 -              -          -
EFS XIII, Inc.                                  03-14131             -              -                 -              -          -
Enron Credit Inc.                               03-14175             -              -                 -              -          -
Enron Power Corp.                               03-14176             -              -                 -              -          -
Richmond Power Enterprise, L.P.                 03-14177             -              -                 -              -          -
ECT Strategic Value Corp.                       03-14178             -              -                 -              -          -
Enron Development Funding Ltd.                  03-14185             -              -                 -              -          -
Atlantic Commercial Finance, Inc.               03-14223             -              -                 -              -          -
The Protane Corporation                         03-14224             -              -                 -              -          -

                           Continued on the next page

                                                                         Table 2

                                  Enron Debtors
                    Tax Rollforward (Non-Payroll) - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                             Beginning                                      (Payments)     Ending
Debtor Company                              Case No.          Balance       Accruals        Intercompany      Refunds      Balance
----------------------------------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC       03-14225             -              -                 -              -            -
Enron Development Corp.                     03-14226             -              -                 -              -            -
ET Power 3 LLC                              03-14227             -              -                 -              -            -
Nowa Sarzyna Holding B.V.                   03-14228             -              -                 -              -            -
Enron South America LLC                     03-14229             -              -                 -              -            -
Enron Global Power & Pipelines LLC          03-14230             -              -                 -              -            -
Portland General Holdings, Inc.             03-14231             -              -                 -              -            -
Portland Transition Company, Inc.           03-14232             -              -                 -              -            -
Cabazon Power Partners LLC (a)              03-14539
Cabazon Holdings LLC (a)                    03-14540
Enron Caribbean Basin LLC                   03-14862             -              -                 -              -            -
Victory Garden Power Partners I LLC (a)     03-14871
Oswego Cogen Company, LLC                   03-16566             -              -                 -              -            -
Enron Equipment Procurement Company         03-16882             -              -                 -              -            -
                                                           -------         ------            ------           ----         ----
Combined Debtor Entities                                   $    21         $  220            $ (213)          $  -         $ 28
                                                           =======         ======            ======           ====         ====

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 3

                                  Enron Debtors
                  Post-Petition Payables Aging - Non-Commodity
                               As of May 31, 2004
                                  (In Millions)

                                                               Current
Debtor Company                                 Case No.         1-30       31-60      61-90       91+       Other     Total
---------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                 01-16033         $   -      $   -      $  -       $  -       $  -      $   -
Enron Corp.                                    01-16034             1          -         1         19        147        168
Enron North America Corp.                      01-16035             -          -         -          -         41         41
Enron Power Marketing, Inc.                    01-16036             -          -         -          -          -          -
PBOG Corp.                                     01-16037             -          -         -          -          -          -
Smith Street Land Company                      01-16038             -          -         -          -          -          -
Enron Broadband Services, Inc.                 01-16039             -          -         -          1          -          1
Enron Energy Services Operations, Inc.         01-16040             -          -         -          -          -          -
Enron Energy Marketing Corp.                   01-16041             -          -         -          -          -          -
Enron Energy Services, Inc.                    01-16042             -          -         -          -          -          -
Enron Energy Services, LLC                     01-16043             -          -         -          -          -          -
Enron Transportation Services Company          01-16044             -          -         -          -          -          -
BAM Leasing Company                            01-16045             -          -         -          -          -          -
ENA Asset Holdings, L.P.                       01-16046             -          -         -          -          -          -
Enron Gas Liquids, Inc.                        01-16048             -          -         -          -          -          -
Enron Global Markets LLC                       01-16076             -          -         -          -          -          -
Enron Net Works L.L.C.                         01-16078             -          -         -          4          -          4
Enron Industrial Markets LLC                   01-16080             -          -         -          -          -          -
Operational Energy Corp.                       01-16109             -          -         -          -          -          -
Enron Engineering & Construction Co.           01-16110             -          -         -          -          -          -
Enron Engineering & Operational
 Services Co.                                  01-16111             -          -         -          -          -          -
Garden State Paper Company LLC                 01-16280             -          -         -          -          -          -
Palm Beach Development Company, L.L.C.         01-16319             -          -         -          -          -          -
Tenant Services, Inc.                          01-16428             -          -         -          -          -          -
Enron Energy Information
 Solutions, Inc.                               01-16429             -          -         -          -          -          -
EESO Merchant Investments, Inc.                01-16430             -          -         -          -          -          -
Enron Federal Solutions, Inc.                  01-16431             -          -         -          -          -          -
Enron Freight Markets Corp.                    01-16467             -          -         -          -          -          -
Enron Broadband Services, L.P.                 01-16483             -          -         -          -          -          -
Enron Energy Services North America, Inc.      02-10007             -          -         -          -          -          -
Enron LNG Marketing LLC                        02-10038             -          -         -          -          -          -
Calypso Pipeline, LLC                          02-10059             -          -         -          -          -          -
Enron Global LNG LLC                           02-10060             -          -         -          -          -          -
Enron International Fuel Management Company    02-10061             -          -         -          -          -          -
Enron Natural Gas Marketing Corp.              02-10132             -          -         -          -          -          -
ENA Upstream Company LLC                       02-10232             -          -         -          -          -          -
Enron Liquid Fuels, Inc.                       02-10252             -          -         -          -          -          -
Enron LNG Shipping Company                     02-10346             -          -         -          -          -          -
Enron Property & Services Corp.                02-10464             -          -         -          -          -          -
Enron Capital & Trade Resources
 International Corp.                           02-10613             -          -         -          -          -          -
Enron Communication Leasing Corp.              02-10632             -          -         -          -          -          -
Enron Wind Corp.  (b)                          02-10743
Enron Wind Systems, Inc. (b)                   02-10747
Enron Wind Energy Systems Corp. (b)            02-10748
Enron Wind Maintenance Corp.  (b)              02-10751
Enron Wind Constructors Corp. (b)              02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)         02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)        02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)       02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)        02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)         02-10766

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of May 31, 2004
                                  (In Millions)

                                                                Current
Debtor Company                                      Case No.      1-30       31-60    61-90    91+    Other    Total
--------------------------------------------------------------------------------------------------------------------
Intratex Gas Company                                02-10939          -          -        -      -        -        -
Enron Processing Properties, Inc.                   02-11123          -          -        -      -        -        -
Enron Methanol Company                              02-11239          -          -        -      -        -        -
Enron Ventures Corp.                                02-11242          -          -        -      -        -        -
Enron Mauritius Company                             02-11267          -          -        -      -        -        -
Enron India Holding Ltd.                            02-11268          -          -        -      -        -        -
Offshore Power Production C.V.                      02-11272          -          -        -      -        -        -
The New Energy Trading Company                      02-11824          -          -        -      -        -        -
EES Service Holdings, Inc.                          02-11884          -          -        -      -        -        -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)        02-12104
ZWHC, LLC (a)                                       02-12105
Zond Pacific LLC
 (formerly Zond Pacific)  (a)                       02-12106
Enron Reserve Acquisition Corp.                     02-12347          -          -        -      -        -        -
EPC Estate Services, Inc.                           02-12398
 (formerly National Energy Production Corp.) (a)    02-12398
Enron Power & Industrial Construction (a)           02-12400
NEPCO Power Procurement Co. (a)                     02-12402
NEPCO Services International, Inc. (a)              02-12403
San Juan Gas Company, Inc.                          02-12902          -          -        -      -        -        -
EBF, LLC                                            02-13702          -          -        -      -        -        -
Zond Minnesota Construction Company LLC (a)         02-13723
Enron Fuels International, Inc.                     02-14046          -          -        -      -        -        -
E Power Holdings Corp                               02-14632          -          -        -      -        -        -
EFS Construction Management Services, Inc.          02-14885          -          -        -      -        -        -
Enron Management Inc.                               02-14977          -          -        -      -        -        -
Enron Expat Services, Inc.                          02-15716          -          -        -      -        -        -
Artemis Associates, LLC                             02-16441          -          -        -      -        -        -
Clinton Energy Management Services, Inc.            02-16492          -          -        -      -        -        -
LINGTEC Constructors, L.P.                          03-10106          -          -        -      -        -        -
EGS New Ventures Corp.                              03-10673          -          -        -      -        -        -
Louisiana Gas Marketing Company                     03-10676          -          -        -      -        -        -
Louisiana Resources Company                         03-10678          -          -        -      -        -        -
LGMI, Inc.                                          03-10681          -          -        -      -        -        -
LRCI, Inc.                                          03-10682          -          -        -      -        -        -
Enron Communications Group, Inc.                    03-11364          -          -        -      -        -        -
EnRock Management, LLC                              03-11369          -          -        -      -        -        -
ECI-Texas, L.P.                                     03-11371          -          -        -      -        -        -
EnRock, L.P.                                        03-11373          -          -        -      -        -        -
ECI-Nevada Corp.                                    03-11374          -          -        -      -        -        -
Enron Alligator Alley Pipeline Company              03-12088          -          -        -      -        -        -
Enron Wind Storm Lake I, LLC (a)                    03-13151
ECT Merchant Investments Corp                       03-13154          -          -        -      -        -        -
EnronOnline, LLC                                    03-13155          -          -        -      -        -        -
St. Charles Development Company, LLC                03-13156          -          -        -      -        -        -
Calcasieu Development Company, LLC                  03-13157          -          -        -      -        -        -
Calvert City Power I, LLC                           03-13158          -          -        -      -        -        -
Enron ACS, Inc.                                     03-13159          -          -        -      -        -        -
LOA, Inc.                                           03-13160          -          -        -      -        -        -
Enron India LLC                                     03-13234          -          -        -      -        -        -
Enron International Inc.                            03-13235          -          -        -      -        -        -
Enron International Holdings Corp.                  03-13236          -          -        -      -        -        -
Enron Middle East LLC                               03-13237          -          -        -      -        -        -
Enron WarpSpeed Services, Inc.                      03-13238          -          -        -      -        -        -
Modulus Technologies, Inc.                          03-13239          -          -        -      -        -        -
Enron Telecommunications, Inc.                      03-13240          -          -        -      -        -        -
DataSystems Group, Inc.                             03-13241          -          -        -      -        -        -
Risk Management & Trading Corp.                     03-13259          -          -        -      -        -        -
Omicron Enterprises, Inc.                           03-13446          -          -        -      -        -        -

                           Continued on the next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of May 31, 2004
                                  (In Millions)

                                                              Current
Debtor Company                                  Case No.        1-30     31-60    61-90    91+     Other    Total
-----------------------------------------------------------------------------------------------------------------
EFS I, Inc.                                     03-13447            -        -        -      -         -        -
EFS II, Inc.                                    03-13451            -        -        -      -         -        -
EFS III, Inc.                                   03-13453            -        -        -      -         -        -
EFS V, Inc.                                     03-13454            -        -        -      -         -        -
EFS VI, Inc.                                    03-13457            -        -        -      -         -        -
EFS VII, Inc.                                   03-13459            -        -        -      -         -        -
EFS IX, Inc.                                    03-13460            -        -        -      -         -        -
EFS X, Inc.                                     03-13461            -        -        -      -         -        -
EFS XI, Inc.                                    03-13562            -        -        -      -         -        -
EFS XII, Inc.                                   03-13563            -        -        -      -         -        -
EFS XV, Inc.                                    03-13465            -        -        -      -         -        -
EFS XVII, Inc.                                  03-13467            -        -        -      -         -        -
Jovinole Associates                             03-13468            -        -        -      -         -        -
EFS Holdings, Inc.                              03-13469            -        -        -      -         -        -
Enron Operations Services Corp.                 03-13489            -        -        -      -         -        -
Green Power Partners I LLC (a)                  03-13500
TLS Investors, LLC                              03-13502            -        -        -      -         -        -
ECT Securities Limited Partnership              03-13644            -        -        -      -         -        -
ECT Securities LP Corp.                         03-13647            -        -        -      -         -        -
ECT Securities GP Corp.                         03-13649            -        -        -      -         -        -
KUCC Cleburne, LLC                              03-13862            -        -        -      -         -        -
Enron International  Asset Management Corp.     03-13877            -        -        -      -         -        -
Enron Brazil Power Holdings XI Ltd.             03-13878            -        -        -      -         -        -
Enron Holding Company L.L.C                     03-13879            -        -        -      -         -        -
Enron Development Management Ltd.               03-13880            -        -        -      -         -        -
Enron International Korea Holdings Corp.        03-13881            -        -        -      -         -        -
Enron Caribe VI Holdings Ltd.                   03-13882            -        -        -      -         -        -
Enron International Asia Corp.                  03-13883            -        -        -      -         -        -
Enron Brazil Power Investments XI Ltd.          03-13884            -        -        -      -         -        -
Paulista Electrical  Distribution, L.L.C.       03-13885            -        -        -      -         -        -
Enron Pipeline Construction Services Company    03-13915            -        -        -      -         -        -
Enron Pipeline Services Company                 03-13918            -        -        -      -         -        -
Enron Trailblazer Pipeline Company              03-13919            -        -        -      -         -        -
Enron Liquid Services Corp.                     03-13920            -        -        -      -         -        -
Enron Machine and Mechanical Services, Inc.     03-13926            -        -        -      -         -        -
Enron Commercial Finance Ltd.                   03-13930            -        -        -      -         -        -
Enron Permian Gathering, Inc.                   03-13949            -        -        -      -         -        -
Transwestern Gathering Company                  03-13950            -        -        -      -         -        -
Enron Gathering Company                         03-13952            -        -        -      -         -        -
EGP Fuels Company                               03-13953            -        -        -      -         -        -
Enron Asset Management Resources, Inc.          03-13957            -        -        -      -         -        -
Enron Brazil Power Holdings I Ltd.              03-14053            -        -        -      -         -        -
Enron do Brazil Holdings Ltd.                   03-14054            -        -        -      -         -        -
Enron Wind Storm Lake II LLC (a)                03-14065
Enron Renewable Energy Corp. (a)                03-14067
Enron Acquisition III Corp.                     03-14068            -        -        -      -         -        -
Enron Wind Lake Benton LLC (a)                  03-14069
Superior Construction Company                   03-14070            -        -        -      -         -        -
EFS IV Inc.                                     03-14126            -        -        -      -         -        -
EFS VII, Inc.                                   03-14130            -        -        -      -         -        -
EFS XIII, Inc.                                  03-14131            -        -        -      -         -        -
Enron Credit, Inc.                              03-14175            -        -        -      -         -        -
Enron Power Corp.                               03-14176            -        -        -      -         -        -
Richmond Power Enterprise, L.P.                 03-14177            -        -        -      -         -        -
ECT Strategic Value Corp.                       03-14178            -        -        -      -         -        -
Enron Development Funding Ltd.                  03-14185            -        -        -      -         -        -
Atlantic Commercial Finance, Inc.               03-14223            -        -        -      -         -        -
The Protane Corporation                         03-14224            -        -        -      -         -        -

                             Continued on next page

                                                                         Table 3

                                  Enron Debtors
            Post-Petition Payables Aging - Non-Commodity - Continued
                               As of May 31, 2004
                                  (In Millions)

                                                          Current
Debtor Company                             Case No.         1-30    31-60   61-90   91+      Other    Total
-----------------------------------------------------------------------------------------------------------
Enron Asia Pacific/ Africa/ China LLC      03-14225            -        -       -      -         -        -
Enron Development Corp.                    03-14226            -        -       -      -         -        -
ET Power 3 LLC                             03-14227            -        -       -      -         -        -
Nowa Sarzyna Holding B.V.                  03-14228            -        -       -      -         -        -
Enron South America LLC                    03-14229            -        -       -      -         -        -
Enron Global Power & Pipelines LLC         03-14230            -        -       -      -         -        -
Portland General Holdings, Inc.            03-14231            -        -       -      -         -        -
Portland Transition Company, Inc.          03-14232            -        -       -      -         -        -
Cabazon Power Partners LLC (a)             03-14539
Cabazon Holdings LLC (a)                   03-14540
Enron Caribbean Basin LLC                  03-14862            -        -       -      -         -        -
Victory Garden Power Partners I LLC (a)    03-14871
Oswego Cogen Company, LLC                  03-16566            -        -       -      -         -        -
Enron Equipment Procurement Company        03-16882            -        -       -
                                                          -------------------------------------------------
Combined Debtor Entities                                  $    1    $   -   $   1   $ 24     $ 188    $ 214
                                                          =================================================

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766)

                                                                         Table 4

                        Receivables Aging - Non-Commodity
                               As of May 31, 2004
                                  (In Millions)

                                                        Current
Debtor Company                                Case No.   1-30    31-60    61-90    91+     Other   Total
--------------                                --------  ------   ------  ------  -------  ------  -------
Enron Metals & Commodity Corp.                01-16033  $    -   $    -  $    -  $    -   $    -  $     -
Enron Corp.                                   01-16034       2        1       -     189        6      198
Enron North America Corp.                     01-16035       -        -       -       4        8       12
Enron Power Marketing, Inc.                   01-16036       -        -       -       -        -        -
PBOG Corp.                                    01-16037       -        -       -       -        -        -
Smith Street Land Company                     01-16038       -        -       -       -        -        -
Enron Broadband Services, Inc.                01-16039       -        -       -      18      (17)       1
Enron Energy Services Operations, Inc.        01-16040       -        -       -       -        4        4
Enron Energy Marketing Corp.                  01-16041       -        -       -       -        -        -
Enron Energy Services, Inc.                   01-16042       -        -       -       -        3        3
Enron Energy Services, LLC                    01-16043       -        -       -       -        -        -
Enron Transportation Services Company         01-16044       -        -       -       -        -        -
BAM Leasing Company                           01-16045       -        -       -       -        -        -
ENA Asset Holdings, L.P.                      01-16046       -        -       -       -        -        -
Enron Gas Liquids, Inc.                       01-16048       -        -       -       -        -        -
Enron Global Markets LLC                      01-16076       -        -       -       -        -        -
Enron Net Works L.L.C.                        01-16078       -        -       -       4       (1)       3
Enron Industrial Markets LLC                  01-16080       -        -       -       -        -        -
Operational Energy Corp.                      01-16109       -        -       -       1       (1)       -
Enron Engineering & Construction Co.          01-16110       -        -       -       5       (4)       1
Enron Engineering & Operational
 Services Co.                                 01-16111       -        -       -       -        -        -
Garden State Paper Company LLC                01-16280       -        -       -       -       20       20
Palm Beach Development Company, L.L.C.        01-16319       -        -       -       -        -        -
Tenant Services, Inc.                         01-16428       -        -       -       -        -        -
Enron Energy Information
 Solutions, Inc.                              01-16429       -        -       -       -        -        -
EESO Merchant Investments, Inc.               01-16430       -        -       -       -        -        -
Enron Federal Solutions, Inc.                 01-16431       -        -       -       5       (1)       4
Enron Freight Markets Corp.                   01-16467       -        -       -       -        -        -
Enron Broadband Services, L.P.                01-16483       -        -       -       -        -        -
Enron Energy Services North America, Inc.     02-10007       -        -       -       8       (4)       4
Enron LNG Marketing LLC                       02-10038       -        -       -       -        -        -
Calypso Pipeline, LLC                         02-10059       -        -       -       -        -        -
Enron Global LNG LLC                          02-10060       -        -       -       -        -        -
Enron International Fuel Management Company   02-10061       -        -       -       -        -        -
Enron Natural Gas Marketing Corp.             02-10132       -        -       -       -        -        -
ENA Upstream Company LLC                      02-10232       -        -       -       -        -        -
Enron Liquid Fuels, Inc.                      02-10252       -        -       -       -        -        -
Enron LNG Shipping Company                    02-10346       -        -       -       -        -        -
Enron Property & Services Corp.               02-10464       -        -       -       -        7        7
Enron Capital & Trade Resources
 International Corp.                          02-10613       -        -       -       3        -        3
Enron Communication Leasing Corp.             02-10632       -        -       -       -        -        -
Enron Wind Corp. (b)                          02-10743
Enron Wind Systems, Inc. (b)                  02-10747
Enron Wind Energy Systems Corp. (b)           02-10748
Enron Wind Maintenance Corp. (b)              02-10751
Enron Wind Constructors Corp. (b)             02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)        02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)       02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)      02-10761
Enron Wind Maintenance
 (formerly EREC Subsidiary IV, LLC) (a)       02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)        02-10766

                             Continued on next page

                                                                         Table 4

                               As of May 31, 2004
                                  (In Millions)

                                                              Current
Debtor Company                                      Case No.   1-30     31-60    61-90      91+   Other   Total
--------------                                      --------   ----     -----    -----      ---   -----   -----
Intratex Gas Company                                02-10939      -       -        -         -      -       -
Enron Processing Properties, Inc.                   02-11123      -       -        -         -      -       -
Enron Methanol Company                              02-11239      -       -        -         -      -       -
Enron Ventures Corp.                                02-11242      -       -        -         -      -       -
Enron Mauritius Company                             02-11267      -       -        -         -      -       -
Enron India Holding Ltd.                            02-11268      -       -        -         -      -       -
Offshore Power Production C.V.                      02-11272      -       -        -         -      -       -
The New Energy Trading Company                      02-11824      -       -        -         -      -       -
EES Service Holdings, Inc.                          02-11884      -       -        -         -      1       1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)        02-12104
ZWHC, LLC (a)                                       02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                        02-12106
Enron Reserve Acquisition Corp.                     02-12347      -       -        -         -      -       -
EPC Estate Services, Inc.                           02-12398
 (formerly National Energy Production Corp.) (a)    02-12398
Enron Power & Industrial Construction (a)           02-12400
NEPCO Power Procurement Co. (a)                     02-12402
NEPCO Services International, Inc. (a)              02-12403
San Juan Gas Company, Inc.                          02-12902      -       -        -         -      -       -
EBF, LLC                                            02-13702      -       -        -         -      -       -
Zond Minnesota Construction Company LLC (a)         02-13723
Enron Fuels International, Inc.                     02-14046      -       -        -         -      -       -
E Power Holdings Corp.                              02-14632      -       -        -         -      -       -
EFS Construction Management Services, Inc.          02-14885      -       -        -         -      -       -
Enron Management Inc.                               02-14977      -       -        -         -      -       -
Enron Expat Services, Inc.                          02-15716      -       -        -         -      2       2
Artemis Associates, LLC                             02-16441      -       -        -         -      -       -
Clinton Energy Management Services, Inc.            02-16492      -       -        -         -      -       -
LINGTEC Constructors, L.P.                          03-10106      -       -        -         -      -       -
EGS New Ventures Corp.                              03-10673      -       -        -         -      -       -
Louisiana Gas Marketing Company                     03-10676      -       -        -         -      -       -
Louisiana Resources Company                         03-10678      -       -        -         -      -       -
LGMI, Inc.                                          03-10681      -       -        -         -      -       -
LRCI, Inc.                                          03-10682      -       -        -         -      -       -
Enron Communications Group, Inc.                    03-11364      -       -        -         -      -       -
EnRock Management, LLC                              03-11369      -       -        -         -      -       -
ECI-Texas, L.P.                                     03-11371      -       -        -         -      -       -
EnRock, L.P.                                        03-11373      -       -        -         -      -       -
ECI-Nevada Corp.                                    03-11374      -       -        -         -      -       -
Enron Alligator Alley Pipeline Company              03-12088      -       -        -         -      -       -
Enron Wind Storm Lake I LLC (a)                     03-13151
ECT Merchant Investments Corp.                      03-13154      -       -        -         -      -       -
EnronOnline, LLC                                    03-13155      -       -        -         -      -       -
St. Charles Development Company, LLC                03-13156      -       -        -         -      -       -
Calcasieu Development Company, LLC                  03-13157      -       -        -         -      -       -
Calvert City Power I, LLC                           03-13158      -       -        -         -      -       -
Enron ACS, Inc.                                     03-13159      -       -        -         -      -       -
LOA, Inc.                                           03-13160      -       -        -         -      -       -
Enron India LLC                                     03-13234      -       -        -         -      -       -
Enron International Inc.                            03-13235      -       -        -         -      -       -
Enron International Holdings Corp.                  03-13236      -       -        -         -      -       -
Enron Middle East LLC                               03-13237      -       -        -         -      -       -
Enron WarpSpeed Services, Inc.                      03-13238      -       -        -         -      -       -
Modulus Technologies, Inc.                          03-13239      -       -        -         -      -       -
Enron Telecommunications, Inc.                      03-13240      -       -        -         -      -       -
DataSystems Group, Inc.                             03-13241      -       -        -         -      -       -
Risk Management & Trading Corp.                     03-13259      -       -        -         -      -       -
Omicron Enterprises, Inc.                           03-13449      -       -        -         -      -       -

                             Continued on next page

                                                                         Table 4
                  Receivables Aging - Non-Commodity - Continued
                               As of May 31, 2004
                                  (In Millions)

                                                              Current
Debtor Company                                      Case No.   1-30     31-60    61-90      91+   Other   Total
--------------                                      --------   ----     -----    -----      ---   -----   -----
EFS I, Inc.                                         03-13447     -         -       -         -      -       -
EFS II, Inc.                                        03-13447     -         -       -         -      -       -
EFS III, Inc.                                       03-13453     -         -       -         -      -       -
EFS V, Inc.                                         03-13454     -         -       -         -      -       -
EFS VI, Inc.                                        03-13457     -         -       -         -      -       -
EFS VII, Inc.                                       03-13459     -         -       -         -      -       -
EFS IX, Inc.                                        03-13460     -         -       -         -      -       -
EFS X, Inc.                                         03-13461     -         -       -         -      -       -
EFS XI, Inc.                                        03-13462     -         -       -         -      -       -
EFS XII, Inc.                                       03-13463     -         -       -         -      -       -
EFS XV, Inc.                                        03-13465     -         -       -         -      -       -
EFS XVII, Inc.                                      03-13467     -         -       -         -      -       -
Jovinole Associates                                 03-13468     -         -       -         -      -       -
EFS Holdings, Inc.                                  03-13469     -         -       -         -      -       -
Enron Operations Services Corp.                     03-13489     -         -       -         -      -       -
Green Power Partners I LLC (a)                      03-13500
TLS Investors, LLC                                  03-13502     -         -       -         -      -       -
ECT Securities Limited Partnership                  03-13644     -         -       -         -      -       -
ECT Securities LP Corp.                             03-13647     -         -       -         -      -       -
ECT Securities GP Corp.                             03-13649     -         -       -         -      -       -
KUCC Cleburne, LLC                                  03-13862     -         -       -         -      -       -
Enron International Asset Management Corp.          03-13877     -         -       -         -      -       -
Enron Brazil Power Holdings XI Ltd.                 03-13878     -         -       -         -      -       -
Enron Holding Company L.L.C.                        03-13879     -         -       -         -      -       -
Enron Development Management Ltd.                   03-13880     -         -       -         -      -       -
Enron International Korea Holdings Corp.            03-13881     -         -       -         -      -       -
Enron Caribe VI Holdings Ltd.                       03-13882     -         -       -         -      -       -
Enron International Asia Corp.                      03-13883     -         -       -         -      -       -
Enron Brazil Power Investments XI Ltd.              03-13884     -         -       -         -      -       -
Paulista Electrical Distribution, L.L.C.            03-13885     -         -       -         -      -       -
Enron Pipeline Construction Services Company        03-13915     -         -       -         -      -       -
Enron  Pipeline Services Company                    03-13918     -         -       -         1      -       1
Enron Trailblazer Pipeline Company                  03-13919     -         -       -         -      -       -
Enron Liquid Services Corp.                         03-13920     -         -       -         -      -       -
Enron Machine and Mechanical Services, Inc.         03-13926     -         -       -         -      -       -
Enron Commercial Finance Ltd.                       03-13930     -         -       -         -      -       -
Enron Permian Gathering Inc.                        03-13949     -         -       -         -      -       -
Transwestern Gathering Company                      03-13950     -         -       -         -      -       -
Enron Gathering Company                             03-13952     -         -       -         -      -       -
EGP Fuels Company                                   03-13953     -         -       -         -      -       -
Enron Asset Management Resources, Inc.              03-13957     -         -       -         -      -       -
Enron Brazil  Power Holdings I Ltd.                 03-14053     -         -       -         -      -       -
Enron do Brazil Holdings Ltd.                       03-14054     -         -       -         -      -       -
Enron Wind Storm Lake II LLC (a)                    03-14065
Enron Renewable Energy Corp. (a)                    03-14067
Enron Acquisition III Corp.                         03-14068     -         -       -         -      -       -
Enron Wind Lake Benton LLC (a)                      03-14069
Superior Construction Company                       03-14070     -         -       -         -      -       -
EFS IV, Inc.                                        03-14126     -         -       -         -      -       -
EFS VIII, Inc.                                      03-14130     -         -       -         -      -       -
EFS XIII, Inc.                                      03-14131     -         -       -         -      -       -
Enron Credit Inc.                                   03-14175     -         -       -         -      -       -
Enron Power Corp.                                   03-14176     -         -       -         -      -       -
Richmond Power Enterprise L.P.                      03-14177     -         -       -         -      -       -
ECT Strategic Value Corp.                           03-14178     -         -       -         -      -       -
Enron Development Funding Ltd.                      03-14185     -         -       -         -      -       -
Atlantic Commercial Finance, Inc.                   03-14223     -         -       -         1      -       1
The Protane Corporation                             03-14224     -         -       -         -      -       -

                           Continued on the next page

                                                                         Table 4

                               As of May 31, 2004
                                  (In Millions)

                                                              Current
Debtor Company                                      Case No.   1-30     31-60    61-90      91+   Other   Total
--------------                                      --------   ----     -----    -----      ---   -----   -----
Enron Asia Pacific/ Africa/ China LLC               03-14225    -         -         -          1       -      1
Enron Development Corp.                             03-14226    -         -         -         10     (10)     -
ET Power 3 LLC                                      03-14227    -         -         -          -       -      -
Nowa Sarzyna Holding B.V.                           03-14228    -         -         -          8       -      8
Enron South America LLC                             03-14229    -         -         -          -       -      -
Enron Global Power & Pipelines LLC                  03-14230    -         -         -          -       -      -
Portland General Holdings, Inc.                     03-14231    -         -         -          -       -      -
Portland Transition Company, Inc.                   03-14232    -         -         -          -       -      -
Cabazon Power Partners LLC (a)                      03-14539
Cabazon Holdings LLC (a)                            03-14540
Enron Caribbean Basin LLC                           03-14862    -         -         -          2       -      2
Victory Garden Power Partners I LLC (a)             03-14871
Oswego Cogen Company, LLC                           03-16566    -         -         -          -       -      -
Enron Equipment Procurement Company                 03-16882    -         -         -         32     (16)    16
                                                              ---      ----    ------       ----  ------  -----
Combined Debtor Entities                                      $ 2      $  1    $    -       $292  $   (3) $ 292
                                                              ===      ====    ======       ====  ======  =====

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case number 02-10757, 02-10760, 02-10761, 02-10764 and
      02-10766).

                                                                         Table 5

                                  Enron Debtors
                     Receivables Rollforward - Non-Commodity
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                Beginning                 Payments      Other       Ending
Debtor Company                                     Case No.      Balance     Billings     Received    Adjustments   Balance
--------------                                     --------      -------     --------     --------    -----------   -------
Enron Metals & Commodity Corp.                     01-16033      $    -        $  -          $ -          $ -        $  -
Enron Corp.                                        01-16034         195           4           (2)           1         198
Enron North America Corp.                          01-16035          12           -            -            -          12
Enron Power Marketing, Inc.                        01-16036           -           -            -            -           -
PBOG Corp.                                         01-16037           -           -            -            -           -
Smith Street Land Company                          01-16038           -           -            -            -           -
Enron Broadband Services, Inc.                     01-16039           1           -            -            -           1
Enron Energy Services Operations, Inc.             01-16040           4           -            -            -           4
Enron Energy Marketing Corp.                       01-16041           -           -            -            -           -
Enron Energy Services, Inc.                        01-16042           3           -            -            -           3
Enron Energy Services, LLC                         01-16043           -           -            -            -           -
Enron Transportation Services Company              01-16044           -           -            -            -           -
BAM Leasing Company                                01-16045           -           -            -            -           -
ENA Asset Holdings, L.P.                           01-16046           -           -            -            -           -
Enron Gas Liquids, Inc.                            01-16048           -           -            -            -           -
Enron Global Markets LLC                           01-16076           -           -            -            -           -
Enron Net Works L.L.C.                             01-16078           3           -            -            -           3
Enron Industrial Markets LLC                       01-16080           -           -            -            -           -
Operational Energy Corp.                           01-16109           -           -            -            -           -
Enron Engineering & Construction Co.               01-16110           1           -            -            -           1
Enron Engineering & Operational
 Services Co.                                      01-16111           -           -            -            -           -
Garden State Paper Company LLC                     01-16280          20           -            -            -          20
Palm Beach Development Company, L.L.C.             01-16319           -           -            -            -           -
Tenant Services, Inc.                              01-16428           -           -            -            -           -
Enron Energy Information
 Solutions, Inc.                                   01-16429           -           -            -            -           -
EESO Merchant Investments, Inc.                    01-16430           -           -            -            -           -
Enron Federal Solutions, Inc.                      01-16431           4           -            -            -           4
Enron Freight Markets Corp.                        01-16467           -           -            -            -           -
Enron Broadband Services, L.P.                     01-16483           -           -            -            -           -
Enron Energy Services North America, Inc.          02-10007           4           -            -            -           4
Enron LNG Marketing LLC                            02-10038           -           -            -            -           -
Calypso Pipeline, LLC                              02-10059           -           -            -            -           -
Enron Global LNG LLC                               02-10060           -           -            -            -           -
Enron International Fuel Management Company        02-10061           -           -            -            -           -
Enron Natural Gas Marketing Corp.                  02-10132           -           -            -            -           -
ENA Upstream Company LLC                           02-10232           -           -            -            -           -
Enron Liquid Fuels, Inc.                           02-10252           -           -            -            -           -
Enron LNG Shipping Company                         02-10346           -           -            -            -           -
Enron Property & Services Corp.                    02-10464           7           -            -            -           7
Enron Capital & Trade Resources
 International Corp.                               02-10613           3           -            -            -           3
Enron Communication Leasing Corp.                  02-10632           -           -            -            -           -
Enron Wind Corp. (b)                               02-10743
Enron Wind Systems Inc. (b)                        02-10747
Enron Wind Energy Systems Corp. (b)                02-10748
Enron Wind Maintenance Corp. (b)                   02-10751
Enron Wind Constructors Corp. (b)                  02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)             02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)            02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)           02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)            02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)             02-10766

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                Beginning                 Payments      Other       Ending
Debtor Company                                     Case No.      Balance     Billings     Received    Adjustments   Balance
--------------                                     --------      -------     --------     --------    -----------   -------
Intratex Gas Company                               02-10939         -           -             -            -            -
Enron Processing Properties, Inc.                  02-11123         -           -             -            -            -
Enron Methanol Company                             02-11239         -           -             -            -            -
Enron Ventures Corp.                               02-11242         -           -             -            -            -
Enron Mauritius Company                            02-11267         -           -             -            -            -
Enron India Holding Ltd.                           02-11268         -           -             -            -            -
Offshore Power Production C.V.                     02-11272         -           -             -            -            -
The New Energy Trading Company                     02-11824         -           -             -            -            -
EES Services Holdings, Inc.                        02-11884         1           -             -            -            1
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)       02-12104
ZWHC, LLC (a)                                      02-12105
Zond Pacific LLC
 (formerly Zond Pacific) (a)                       02-12106
Enron Reserve Acquisition Corp.                    02-12347         -           -             -            -            -
EPC Estate Services, Inc.
 (formerly National Energy Production Corp.) (a)   02-12398
Enron Power & Industrial Construction (a)          02-12400
NEPCO Power Procurement Co. (a)                    02-12402
NEPCO Services International, Inc. (a)             02-12403
San Juan Gas Company, Inc.                         02-12902         -           -             -            -            -
EBF, LLC                                           02-13702         -           -             -            -            -
Zond Minnesota Construction Company LLC (a)        02-13723
Enron Fuels International, Inc.                    02-14046         -           -             -            -            -
E Power Holdings Corp.                             02-14632         -           -             -            -            -
EFS Construction Management Services, Inc.         02-14885         -           -             -            -            -
Enron Management, Inc.                             02-14977         -           -             -            -            -
Enron Expat Services, Inc.                         02-15716         2           -             -            -            2
Artemis Associates, LLC                            02-16441         -           -             -            -            -
Clinton Energy Management Services, Inc.           02-16492         -           -             -            -            -
LINGTEC Constructors, L.P.                         03-10106         -           -             -            -            -
EGS New Ventures Corp.                             03-10673         -           -             -            -            -
Louisiana Gas Marketing Company                    03-10676         -           -             -            -            -
Louisiana Resources Company                        03-10678         -           -             -            -            -
LGMI, Inc.                                         03-10681         -           -             -            -            -
LRCI, Inc.                                         03-10682         -           -             -            -            -
Enron Communications Group, Inc.                   03-11364         -           -             -            -            -
EnRock Management, LLC                             03-11369         -           -             -            -            -
ECI-Texas, L.P.                                    03-11371         -           -             -            -            -
EnRock, L.P.                                       03-11373         -           -             -            -            -
ECI-Nevada Corp.                                   03-11374         -           -             -            -            -
Enron Alligator Alley Pipeline Company             03-12088         -           -             -            -            -
Enron Wind Storm Lake I LLC (a)                    03-13151
ECT Merchant Investments Corp.                     03-13154         -           -             -            -            -
EnronOnline, LLC                                   03-13155         -           -             -            -            -
St. Charles Development Company, LLC               03-13156         -           -             -            -            -
Calcasieu Development Company, LLC                 03-13157         -           -             -            -            -
Calvert City Power I, LLC                          03-13158         -           -             -            -            -
Enron ACS, Inc.                                    03-13159         -           -             -            -            -
LOA, Inc.                                          03-13160         -           -             -            -            -
Enron India LLC                                    03-13234         -           -             -            -            -
Enron International Inc.                           03-13235         -           -             -            -            -
Enron International Holdings Corp.                 03-13236         -           -             -            -            -
Enron Middle East LLC                              03-13237         -           -             -            -            -
Enron WarpSpeed Services, Inc.                     03-13238         -           -             -            -            -
Modulus Technologies, Inc.                         03-13240         -           -             -            -            -
Enron Telecommunications, Inc.                     03-13240         -           -             -            -            -
DataSystems Group, Inc.                            03-13241         -           -             -            -            -
Risk Management & Trading Corp.                    03-13259         -           -             -            -            -
Omicron Enterprises, Inc.                          03-13446         -           -             -            -            -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                Beginning                 Payments      Other       Ending
Debtor Company                                     Case No.      Balance     Billings     Received    Adjustments   Balance
--------------                                     --------      -------     --------     --------    -----------   -------
EFS I, Inc.                                        03-13447         -           -             -            -            -
EFS II, Inc.                                       03-13451         -           -             -            -            -
EFS III, Inc.                                      03-13453         -           -             -            -            -
EFS V, Inc.                                        03-13454         -           -             -            -            -
EFS VI, Inc.                                       03-13457         -           -             -            -            -
EFS VII, Inc.                                      03-13459         -           -             -            -            -
EFS IX, Inc.                                       03-13460         -           -             -            -            -
EFS X, Inc.                                        03-13461         -           -             -            -            -
EFS XI, Inc.                                       03-13462         -           -             -            -            -
EFS XII, Inc.                                      03-13463         -           -             -            -            -
EFS XV, Inc.                                       03-13465         -           -             -            -            -
EFS XVII, Inc.                                     03-13467         -           -             -            -            -
Jovinole Associates                                03-13468         -           -             -            -            -
EFS Holdings, Inc.                                 03-13469         -           -             -            -            -
Enron Operations Services Corp.                    03-13489         -           -             -            -            -
Green Power Partners I, LLC (a)                    03-14500
TLS Investors, LLC                                 03-14502         -           -             -            -            -
ECT Securities Limited Partnership                 03-13644         -           -             -            -            -
ECT Securities LP Corp.                            03-13647         -           -             -            -            -
ECT Securities GP Corp.                            03-13649         -           -             -            -            -
KUCC Cleburne, LLC                                 03-13862         -           -             -            -            -
Enron International Asset Management Corp.         03-13877         -           -             -            -            -
Enron Brazil Power Holdings XI Ltd.                03-13878         -           -             -            -            -
Enron Holding Company L.L.C.                       03-13879         -           -             -            -            -
Enron Development Management Ltd.                  03-13880         -           -             -            -            -
Enron International Korea Holdings Corp.           03-13881         -           -             -            -            -
Enron Caribe VI Holdings Ltd.                      03-13882         -           -             -            -            -
Enron International Asia Corp.                     03-13883         -           -             -            -            -
Enron Brazil Power Investments XI Ltd.             03-13884         -           -             -            -            -
Paulista Electrical Distribution, L.L.C.           03-13885         -           -             -            -            -
Enron Pipeline Construction Services Company       03-13915         -           -             -            -            -
Enron Pipeline Services Company                    03-13918         1           -             -            -            1
Enron Trailblazer Pipeline Company                 03-13919         -           -             -            -            -
Enron Liquid Services Corp.                        03-13920         -           -             -            -            -
Enron Machine and Mechanical Services, Inc.        03-13926         -           -             -            -            -
Enron Commercial Finance Ltd.                      03-13930         -           -             -            -            -
Enron Permian Gathering Inc.                       03-13949         -           -             -            -            -
Transwestern Gathering Company                     03-13950         -           -             -            -            -
Enron Gathering Company                            03-13952         -           -             -            -            -
EGP Fuels Company                                  03-13953         -           -             -            -            -
Enron Asset Management Resources, Inc.             03-13957         -           -             -            -            -
Enron Brazil Power Holdings I, Ltd.                03-14053         -           -             -            -            -
Enron do Brazil Holdings Ltd.                      03-14054         -           -             -            -            -
Enron Wind Storm Lake II LLC (a)                   03-14065
Enron Renewable Energy Corp. (a)                   03-14067
Enron Acquisition III Corp.                        03-14068         -           -             -            -            -
Enron Wind Lake Benton LLC (a)                     03-14069
Superior Construction Company                      03-14070         -           -             -            -            -
EFS IV, Inc.                                       03-14126         -           -             -            -            -
EFS VIII, Inc.                                     03-14130         -           -             -            -            -
EFS XIII, Inc.                                     03-14131         -           -             -            -            -
Enron Credit Inc.                                  03-14175         -           -             -            -            -
Enron Power Corp.                                  03-14176         -           -             -            -            -
Richmond Power Enterprise, L.P.                    03-14177         -           -             -            -            -
ECT Strategic Value Corp.                          03-14178         -           -             -            -            -
Enron  Development Funding Ltd.                    03-14185         -           -             -            -            -
Atlantic Commercial Finance, Inc.                  03-14223         1           -             -            -            1
The Protane Corporation                            03-14224         -           -             -            -            -

                           Continued on the next page

                                                                         Table 5

                                  Enron Debtors
               Receivables Rollforward - Non-Commodity - Continued
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                Beginning                 Payments      Other       Ending
Debtor Company                                     Case No.      Balance     Billings     Received    Adjustments   Balance
--------------                                     --------      -------     --------     --------    -----------   -------
Enron Asia Pacific/ Africa/ China                  03-14225         1            -              -          -            1
Enron Development Corp.                            03-14226         -            -              -          -            -
ET Power 3 LLC                                     03-14227         8            -              -          -            8
Nowa Sarzyna Holding B.V.                          03-14228         -            -              -          -            -
Enron South America LLC                            03-14229         -            -              -          -            -
Enron Global  Power & Pipelines LLC                03-14230         -            -              -          -            -
Portland General Holdings, Inc.                    03-14231         -            -              -          -            -
Portland Transition Company, Inc.                  03-14232         -            -              -          -            -
Cabazon Power Partners LLC (a)                     03-14539
Cabazon Holdings LLC (a)                           03-14540
Enron Caribbean Basin LLC                          03-14862         2            -              -          -            2
Victory Garden Power Partners I LLC (a)            03-14871
Oswego Cogen Company, LLC                          03-16566         -            -              -          -            -
Enron Equipment Procurement Company                03-16882        15            1              -          -           16
                                                                 ----         ----         ------        ---         ----
Combined Debtor Entities                                         $288         $  5         $   (2)       $ 1         $292
                                                                 ====         ====         ======        ===         ====

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 6

                                  Enron Debtors
                       Commodity Receivables and Payables
                               As of May 31, 2004
                                  (In Millions)

Debtor Company                                     Case No.     Receivables  Payables
--------------                                     --------     -----------  --------
Enron Metals & Commodity Corp.                     01-16033        $  1        $  7
Enron Corp.                                        01-16034           -           -
Enron North America Corp.                          01-16035           -          32
Enron Power Marketing, Inc.                        01-16036           -           -
PBOG Corp.                                         01-16037           -           -
Smith Street Land Company                          01-16038           -           -
Enron Broadband Services, Inc.                     01-16039           -           -
Enron Energy Services Operations, Inc.             01-16040           5         194
Enron Energy Marketing Corp.                       01-16041          20          39
Enron Energy Services, Inc.                        01-16042          41         164
Enron Energy Services, LLC                         01-16043           -           -
Enron Transportation Services Company              01-16044           -           -
BAM Leasing Company                                01-16045           -           -
ENA Asset Holdings, L.P.                           01-16046           -           -
Enron Gas Liquids, Inc.                            01-16048           -           7
Enron Global Markets LLC                           01-16076           -           -
Enron Net Works L.L.C.                             01-16078           -           -
Enron Industrial Markets LLC                       01-16080           -           -
Operational Energy Corp.                           01-16109           -           -
Enron Engineering & Construction Co.               01-16110           -           -
Enron Engineering & Operational
  Services Co.                                     01-16111           -           -
Garden State Paper Company LLC                     01-16280           -          19
Palm Beach Development Company, L.L.C.             01-16319           -           -
Tenant Services, Inc.                              01-16428           -          28
Enron Energy Information
  Solutions, Inc.                                  01-16429           -           -
EESO Merchant Investments, Inc.                    01-16430           -           -
Enron Federal Solutions, Inc.                      01-16431           -           -
Enron Freight Markets Corp.                        01-16467           -           -
Enron Broadband Services, L.P.                     01-16483           -           -
Enron Energy Services North America, Inc.          02-10007           -           -
Enron LNG Marketing LLC                            02-10038           -           -
Calypso Pipeline, LLC                              02-10059           -           -
Enron Global LNG LLC                               02-10060           -           -
Enron International Fuel Management Company        02-10061           -           -
Enron Natural Gas Marketing Corp.                  02-10132           -           -
ENA Upstream Company LLC                           02-10232           -           -
Enron Liquid Fuels, Inc.                           02-10252           -           -
Enron LNG Shipping Company                         02-10346           -           -
Enron Property & Services Corp.                    02-10464           -           -
Enron Capital & Trade Resources
 International Corp.                               02-10613         149         106
Enron Communication Leasing Corp.                  02-10632           -           -
Enron Wind Corp. (b)                               02-10743
Enron Wind Systems, Inc. (b)                       02-10747
Enron Wind Energy Systems Corp. (b)                02-10748
Enron Wind Maintenance Corp. (b)                   02-10751
Enron Wind Constructors Corp. (b)                  02-10755
Enron Wind Systems, LLC
 (formerly EREC Subsidiary I, LLC) (a)             02-10757
Enron Wind Constructors, LLC
 (formerly EREC Subsidiary II, LLC) (a)            02-10760
Enron Wind Energy Systems, LLC
 (formerly EREC Subsidiary III, LLC) (a)           02-10761
Enron Wind Maintenance, LLC
 (formerly EREC Subsidiary IV, LLC) (a)            02-10764
Enron Wind, LLC
 (formerly EREC Subsidiary V, LLC) (a)             02-10766

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of May 31, 2004
                                  (In Millions)

Debtor Company                                 Case No.                   Receivables           Payables
--------------                                 --------                   -----------           --------
Intratex Gas Company                           02-10939                        -                    -
Enron Processing Properties, Inc.              02-11123                        -                    -
Enron Methanol Company                         02-11239                        -                    -
Enron Ventures Corp.                           02-11242                        -                    -
Enron Mauritius Company                        02-11267                        -                    -
Enron India Holding Ltd.                       02-11268                        -                    -
Offshore Power Production C.V.                 02-11272                        -                    -
The New Energy Trading Company                 02-11824                        -                    -
EES Service Holdings, Inc.                     02-11884                        -                    -
Enron Wind Development LLC
 (formerly Enron Wind Development Corp.) (a)   02-12104                        -                    -
ZWHC, LLC (a)                                  02-12105                        -                    -
Zond Pacific LLC
 (formerly Zond Pacific) (a)                   02-12106                        -                    -
Enron Reserve Acquisition Corp. (b)            02-12347                        -                    -
EPC Estate Services, Inc.
 (formerly National Energy
  Production Corp.) (a)                        02-12398
Enron Power & Industrial Construction (a)      02-12400
NEPCO Power Procurement Co. (a)                02-12402
NEPCO Services International, Inc. (a)         02-12403
San Juan Gas Company, Inc.                     02-12902                        -                    -
EBF, LLC                                       02-13702                        -                    -
Zond Minnesota Construction Company LLC (a)    02-13723
Enron Fuels International, Inc.                02-14046                        -                    -
E Power Holdings Corp.                         02-14632                        -                    -
EFS Construction Management, Inc.              02-14885                        -                    -
Enron Management, Inc.                         04-14977                        -                    -
Enron Expat Services, Inc.                     02-15716                        -                    -
Artemis Associates, LLC                        02-16441                        -                    -
Clinton Energy Management Services, Inc.       02-16492                        2                    2
LINGTEC Constructors, L.P.                     03-10106                        -                    -
EGS New Ventures Corp.                         03-10673                        -                    -
Louisiana Gas Marketing Company                03-10676                        -                    -
Louisiana Resources Company                    03-10678                        -                    -
LGMI, Inc.                                     03-10681                        -                    -
LRCI, Inc.                                     03-10682                        -                    -
Enron Communications Group, Inc.               03-10364                        -                    -
EnRock Management, LLC                         03-10369                        -                    -
ECI-Texas, L.P.                                03-11371                        -                    -
EnRock, L.P.                                   03-11373                        -                    -
ECI-Nevada Corp.                               03-11374                        -                    -
Enron Alligator Alley Pipeline Company         03-12088                        -                    -
Enron Wind Storm Lake I, LLC (a)               03-13151
ECT Merchant Investments Corp.                 03-13154                        -                    -
EnronOnline, LLC                               03-13155                        -                    -
St. Charles Development Company, LLC           03-13156                        -                    -
Calcasieu Development Company, LLC             03-13157                        -                    -
Calvert City Power I, LLC                      03-13158                        -                    -
Enron ACS, Inc.                                03-13159                        -                    -
LOA, Inc.                                      03-13160                        -                    -
Enron India LLC                                03-13234                        -                    -
Enron International Inc.                       03-13235                        -                    -
Enron International Holdings Corp.             03-13236                        -                    -
Enron Middle East LLC                          03-13237                        -                    -
Enron WarpSpeed Services, Inc.                 03-13238                        -                    -
Modulus Technologies, Inc.                     03-13239                        -                    -
Enron Telecommunications, Inc.                 03-13240                        -                    -
DataSystems Group, Inc.                        03-13241                        -                    -
Risk Management & Trading Corp.                03-13259                        -                    -
Omicron Enterprises, Inc.                      03-13446                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of May 31, 2004
                                  (In Millions)

Debtor Company                                 Case No.                   Receivables           Payables
--------------                                 --------                   -----------           --------
EFS I, Inc.                                    03-13447                        -                    -
EFS II, Inc.                                   03-13451                        -                    -
EFS III, Inc.                                  03-13453                        -                    -
EFS V, Inc.                                    03-13454                        -                    -
EFS VI, Inc.                                   03-13457                        -                    -
EFS VII, Inc.                                  03-13459                        -                    -
EFS IX, Inc.                                   03-13460                        -                    -
EFS X, Inc.                                    03-13461                        -                    -
EFS XI, Inc.                                   03-13462                        -                    -
EFS XII, Inc.                                  03-13463                        -                    -
EFS XV, Inv.                                   03-13465                        -                    -
EFS XVII, Inc.                                 03-13467                        -                    -
Jovinole Associates                            03-13468                        -                    -
EFS Holdings, Inc.                             03-13469                        -                    -
Enron Operations Services Corp.                03-13489                        -                    -
Green Power Partners I LLC (a)                 03-13500
TLS Investors, LLC                             03-13502                        -                    -
ECT Securities Limited Partnership             03-13644                        -                    -
ECT Securities LP Corp.                        03-13647                        -                    -
ECT Securities GP Corp.                        03-13649                        -                    -
KUCC Cleburne, LLC                             03-13862                        -                    -
Enron International Asset Management Corp.     03-13877                        -                    -
Enron Brazil Power Holdings XI Ltd.            03-13878                        -                    -
Enron Holding Company L.L.C.                   03-13879                        -                    -
Enron Development Management Ltd.              03-13880                        -                    -
Enron International Korea Holdings Corp.       03-13881                        -                    -
Enron Caribe VI Holdings Ltd.                  03-13882                        -                    -
Enron International Asia Corp.                 03-13883                        -                    -
Enron Brazil Power Investments XI Ltd.         03-13884                        -                    -
Paulista Electrical Distribution, L.L.C.       03-13885                        -                    -
Enron Pipeline Construction Services Company   03-13915                        -                    -
Enron Pipeline Services Company                03-13918                        -                    -
Enron Trailblazer Pipeline Company             03-13919                        -                    -
Enron Liquid Services Corp.                    03-13920                        -                    -
Enron Machine and Mechanical Services, Inc.    03-13926                        -                    -
Enron Commercial Finance Ltd.                  03-13930                        -                    -
Enron Permian Gathering Inc.                   03-13949                        -                    -
Transwestern Gathering Company                 03-13950                        -                    -
Enron Gathering Company                        03-13952                        -                    -
EGP Fuels Company                              03-13953                        -                    -
Enron Asset Management Resources, Inc.         03-13957                        -                    -
Enron Brazil Power Holdings I Ltd.             03-14053                        -                    -
Enron do Brazil Holdings Ltd.                  03-14054                        -                    -
Enron Wind Storm Lake II LLC (a)               03-14065
Enron Renewable Energy Corp. (a)               03-14067
Enron Acquisition III Corp.                    03-14068                        -                    -
Enron Wind Lake Benton LLC (a)                 03-14069
Superior Constriction Company                  03-14070                        -                    -
EFS IV, Inc.                                   03-14126                        -                    -
EFS VII, Inc.                                  03-14130                        -                    -
EFS XIII, Inc.                                 03-14131                        -                    -
Enron Credit Inc.                              03-14175                        -                    -
Enron Power Corp.                              03-14176                        -                    -
Richmond Power Enterprise, L.P.                03-14177                        -                    -
ECT Strategic Value Corp.                      03-14178                        -                    -
Enron Development Funding Ltd.                 03-14185                        -                    -
Atlantic Commercial Finance, Inc.              03-14223                        -                    -
The Protane Corporation                        03-14224                        -                    -

                           Continued on the next page

                                                                         Table 6

                                  Enron Debtors
                 Commodity Receivables and Payables - Continued
                               As of May 31, 2004
                                  (In Millions)

Debtor Company                                 Case No.                Receivables            Payables
--------------                                 --------                -----------            --------
Enron Asia Pacific/ Africa/ China              03-14225                        -                    -
Enron Development Corp.                        03-14226                        -                    -
ET Power 3 LLC                                 03-14227                        -                    -
Nowa Sarzyna Holding B.V.                      03-14228                        -                    -
Enron South America LLC                        03-14229                        -                    -
Enron Global  Power & Pipelines LLC            03-14230                        -                    -
Portland General Holdings, Inc.                03-14231                        -                    -
Portland Transition Company, Inc.              03-14231                        -                    -
Cabazon Power Partners LLC (a)                 03-14539
Cabazon Holdings LLC (a)                       03-14540
Enron Caribbean Basin LLC                      03-14862                        -                    -
Victory Garden Power Partners I LLC (a)        03-14871
Oswego Cogen Company, LLC                      03-16566                        -                    -
Enron Equipment Procurement Company            03-16882                        -                    -
                                                                         -------               ------
Combined Debtor Entities                                                 $   218               $  598
                                                                         =======               ======

                        Continued from the previous page

(a) Information regarding these entities is not complete following their recent sales of assets and transfer of personnel to the buyers. They will be included in future reports prospectively as soon as the issues related to gathering this information are resolved.

(b) Effective April 19, 2002, these entities were merged into their respective LLC companies (case numbers 02-10757, 02-17060, 02-10761 02-10764 and
      02-10766).

                                                                         Table 7

                                 Enron Entities
                               Asset Dispositions
                        For the Month Ended May 31, 2004
                                  (In Millions)

                                                                              Asset                     Book
Company                                      Date Closed                   Description                  Value       Proceeds
-------                                      -----------                   -----------                  -----       --------
Debtor Companies

ECT Merchant Investments Corp (ECTMI)          05/04/04         Sale of LLC membership interests         $ 1           $ 1
                                                                in St. Mary's.

ECTMI / Joint Energy Development
  Investments II (JEDI II)                     05/14/04         Sale of LLC membership interests          12            13
                                                                in Texland.

Non-Debtor Companies

JEDI II / ECTMI Trutta                         05/28/04         Sale of LLC membership interests          11            11
                                                                in Entrada and reimbursement of
                                                                a loan by JEDI.

MEGS, LLC                                      05/10/04         Sale of a 29 mile deepwater Gulf           6             4
                                                                of Mexico gas gathering pipeline,
                                                                the right-of-way and associated
                                                                contracts for transportation
                                                                of gas.

Enron Compression Services Co.                 05/2//04         Sale of real property, equipment,          5             7
                                                                and infrastructure required to
                                                                provide compression services to
                                                                Transwestern Pipeline Co.

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